UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 1, 2004
                                ----------------
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
                                ----------------
             (Exact name of Registrant as specified in its charter)

          Delaware                        0-11365                59-2058100
          --------                        -------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                 --------------
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On December 1, 2004, PhotoMedex, Inc., a Delaware corporation (the "Company") and ProCyte Corporation, a Washington corporation ("ProCyte") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company and ProCyte have agreed to effect a merger transaction whereby ProCyte would become wholly-owned subsidiary of the Company. ProCyte shareholders would receive 0.6622 shares of PhotoMedex common stock for each ProCyte share. In addition, certain options to purchase ProCyte common stock would be assumed in the transaction. Consummation of the merger is subject to various terms and conditions, including the approval by the stockholders of ProCyte and PhotoMedex. The directors and officers of ProCyte, who collectively own approximately 3.9% of the outstanding ProCyte common stock, have agreed to vote all of their shares in favor of the proposed transaction.

      A copy of the joint press release of the Company and ProCyte announcing the execution of the Merger Agreement is included herein as Exhibit 99.1. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.

      The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

      In connection with the proposed merger, the Company will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4. The registration statement will include a joint proxy statement/prospectus of the Company and ProCyte for meetings of their respective stockholders to consider and vote upon the proposed merger. The registration statement will also serve as a prospectus of the Company with respect to the shares of the Company to be distributed to stockholders of ProCyte in the proposed transaction. The Company will file the joint proxy statement/prospectus with the SEC as soon as practicable. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION, WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROCYTE, THE MERGER AND RELATED MATTERS.

      Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and ProCyte, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to the Company or ProCyte.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Press Release, dated December 1, 2004.


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PHOTOMEDEX, INC.

Dated: December 2, 2004                  By: /s/ Jeffrey F. O'Donnell
                                             --------------------------------
                                             Jeffrey F. O'Donnell
                                             Chief Executive Officer


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

                                  EXHIBIT INDEX

       Exhibit Number                    Description
       --------------                    -----------

            99.1              Press release, dated December 1, 2004


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